SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                (Name of Registrant as Specified In Its Charter)

                                MARY MORAN ZEVEN
                               ASSISTANT SECRETARY
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transactions applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                      PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 21, 2000

To the Shareholders:

     Notice is hereby given that the Annual Meetings of Shareholders of Preferred Income Fund Incorporated and Preferred Income Opportunity Fund Incorporated (each a "Fund" and collectively, the "Funds"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 21, 2000, for the following purposes:

     1.   To elect Directors of each Fund (Proposal 1).

     2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for each Fund for the fiscal year ending November 30, 2000 (Proposal 2).

     3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

     The Board of Directors of each Fund has fixed the close of business on January 24, 2000 as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Annual Meetings.

                                             By Order of the Board of Directors,


                                                              DONALD F. CRUMRINE

                                                                      Secretary
February 11, 2000

--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). The Proxy card(s) should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


          Registration                                      Valid Signature

          Corporate Accounts
          (1)  ABC Corp.                                    ABC Corp.
          (2)  ABC Corp.                                    John Doe, Treasurer
          (3)  ABC Corp., c/o John Doe Treasurer            John Doe
          (4)  ABC Corp. Profit Sharing Plan                John Doe, Trustee

          Trust Accounts
          (1)  ABC Trust                                    Jane B. Doe, Trustee
          (2)  Jane B. Doe, Trustee, u/t/d 12/28/78         Jane B. Doe

          Custodian or Estate Accounts
          (1)  John B. Smith, Cust.,                        John B. Smith
               f/b/o John B. Smith, Jr. UGMA
          (2)  John B. Smith, Executor,                     John B. Smith, Jr.,
               estate of Jane Smith                         Executor

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 21, 2000

                              JOINT PROXY STATEMENT

     This  document is a joint proxy  statement  ("Joint Proxy  Statement")  for
Preferred Income Fund Incorporated ("Preferred Income Fund" or "PFD") and Preferred Income Opportunity Fund Incorporated ("Preferred Income Opportunity Fund" or "PFO") (each a "Fund" and collectively, the "Funds"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 21, 2000, at 8:30 a.m., at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning  on  or  about  February  11,  2000,  primarily  by  mail,  but  proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Funds, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine"), the investment adviser of each Fund, and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), the transfer agent and administrator of each Fund and a wholly-owned subsidiary of PNC Bank. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds in proportion to each Fund's net assets. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

     The Annual Report of each Fund, including audited financial statements for the fiscal year ended November 30, 1999, is available upon request, without charge, by writing PFPC Inc., P.O. Box 1376, Boston, Massachusetts 02104, or calling 1-800-331-1710.

     If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Director and FOR the other matters listed in the accompanying Notice of Annual Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund at the above address prior to the date of the Meeting.

     In the event that a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

     Each Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Money Market Cumulative Preferred Stock, par value $0.01 per share ("MMP"; together with the Common Stock, the "Shares"). On the record date, January 24, 2000, the following number of Shares of each Fund were issued and outstanding:

                                        Common Stock             MMP
     Name of Fund                       Outstanding              Outstanding

     Preferred Income Fund               9,838,571                 575
     Preferred Income Opportunity Fund  11,151,288                 700

     As of January 24, 2000, to the knowledge of each Fund and its Board, the following shareholder or "group", as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned more than 5% of the relevant Fund's outstanding shares:

Preferred Income Fund

     As of December 31, 1999, The Commerce Group, Inc., located at 211 Main Street, Webster, Massachusetts 01570, beneficially owned 21.8% of Preferred Income Fund's outstanding shares of Common Stock.

Preferred Income Opportunity Fund

     As of December 31, 1999, The Commerce Group, Inc., located at 211 Main Street, Webster, Massachusetts 01570, beneficially owned 26.4% of Preferred Income Opportunity Fund's outstanding shares of Common Stock and is considered to be a control person of the Fund, as such term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act").

     Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such holders. As of January 24, 2000, Cede & Co., a nominee partnership of The Depository Trust Company, held 9,218,265 shares or 93.69% of Common Stock outstanding and 575 shares or 100% of MMP outstanding of Preferred Income Fund and 10,368,513 shares or 92.98% of Common Stock outstanding and 700 shares or 100% of MMP outstanding of Preferred Income Opportunity Fund.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class except as described below under Proposal 1 and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign each enclosed proxy card. Shareholders of each Fund are entitled to vote on all proposals pertaining to that Fund.

     In order that your Shares may be represented at the Meetings, you are requested to vote on the following matters:

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The first proposal to be considered at the Meetings is the election of Directors of the Funds.

     Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Nominees for the Board of Directors

     The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. The classes of Directors are the same for each Fund and are indicated below:

     Class I Directors                                 Class II Directors
     Martin Brody                                      Donald F. Crumrine
     David Gale                                        Robert F. Wulf
                              Class III Directors
                              Robert T. Flaherty
                              Morgan Gust

     Class II Directors of Preferred Income Fund and Class I Directors of Preferred Income Opportunity Fund all have been nominated for a three-year term to expire at each Fund's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Class III Directors of Preferred Income Fund and Class II Directors of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2001, and Class I Directors of Preferred Income Fund and Class III Directors of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2002. Except for Mr. Gale (who has served as a Director of each Fund since January 24, 1997), each Director has served in such capacity since each Fund's commencement of operations.

     Under each Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of Shares of MMP, voting as a single class, will be entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of Shares of MMP, when dividends are in arrears for two full years, to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of Shares of MMP would give the holders of Shares of MMP a majority of the Directors. Donald F. Crumrine and Morgan Gust currently represent holders of Shares of MMP of each Fund. A quorum of the MMP shareholders must be present at the Meeting of Preferred Income Fund in order for the proposal to elect Mr. Crumrine to be considered.

Information About Directors and Officers

     Set forth in the following table are the existing Directors and nominees for election to the Board of Directors of the Funds, together with certain other information. Each Director serves in the same capacity for each Fund. No Director or officer owned any shares of MMP on January 24, 2000.


                                   Business Experience                     Common Stock
                                   During the                              Beneficially Owned on
Name, Address and Age              Past Five Years                         January 24, 2000**            Percent

Class I Directors

Martin Brody                       Director of the Funds; Director         1,160 Shares of PFD           ***
c/o HMK Associates                 of Jaclyn, Inc., Director of              877 Shares of PFO           ***
30 Columbia Turnpike               several other investment
Florham Park, NJ 07932             companies.
Age:  78

David Gale                         Director of the Funds; President        1,500 Shares of PFD           ***
Delta Dividend Group, Inc.         & CEO of Delta Dividend Group,          2,000 Shares of PFO           ***
301 Pine Street                    Inc. (Investments); Director of
San Francisco, CA 94104            Stone Container Corporation,
Age:  50                           Director of Free Real Time.com.

Class II Directors

Donald F. Crumrine*                Director, Chief Financial              11,354 Shares of PFD****       ***
301 E. Colorado Boulevard          Officer, Chief Accounting              13,756 Shares of PFO****       ***
Suite 720                          Officer, Vice President and
Pasadena, CA 91101                 Secretary of the Funds; Chairman
Age:  52                           of the Board, since December
                                   1996, and previously held other
                                   officerships of Flaherty &
                                   Crumrine; Director of Flaherty &
                                   Crumrine.

Robert F. Wulf                     Director of the Funds;                  1,224 Shares of PFD           ***
3560 Deerfield Drive South         since March 1984,                       1,000 Shares of PFO           ***
Salem, OR 97302                    Financial Consultant.
Age:  62

*    "Interested  person"  of the  Fund as  defined  in the  1940  Act.  Messrs.
     Crumrine and Flaherty are each considered an "interested person" because of their  affiliation  with  Flaherty  &  Crumrine  which  acts as the  Fund's investment adviser.
**   This   information  has  been  furnished  by  each  Director.   "Beneficial
     Ownership" is defined under Section 13(d) of the 1934 Act.
***  Less than 1%.
**** 7,169 Shares of PFD and 8,603 Shares of PFO are held by Flaherty & Crumrine of which the reporting person is a shareholder and director.




                                   Business Experience                     Common Stock
                                   During the                              Beneficially Owned on
Name, Address and Age              Past Five Years                         January 24, 2000**            Percent

Class III Directors

Robert T. Flaherty*                Director, Chairman of the Board,       35,597 Shares of PFD****       ***
301 E. Colorado Boulevard          President and Chief Executive          31,264 Shares of PFO****       ***
Suite 720                          Officer of the Funds; prior to
Pasadena, CA 91101                 December 1996, President of
Age:  62                           Flaherty & Crumrine; Director of
                                   Flaherty & Crumrine.

Morgan Gust                        Director of the Funds; from             1,876 Shares of PFD           ***
Giant Industries, Inc.             January 1, 1999, Executive Vice         2,041 Shares of PFO           ***
23733 N. Scottsdale Road           President, Giant Industries,
Scottsdale, AZ 85255               Inc.; and, for more than five
Age:  52                           years prior thereto, Vice
                                   President, General Counsel and
                                   Vice President-Administration,
                                   Giant Industries, Inc.

Directors and Officers                                                    55,511 Shares of PFD           ***
as a Group                                                                60,216 Shares of PFO           ***

*    "Interested  person"  of the  Fund as  defined  in the  1940  Act.  Messrs.
     Crumrine and Flaherty are each considered an "interested person" because of their  affiliation  with  Flaherty  &  Crumrine  which  acts as the  Fund's investment adviser.
**   This   information  has  been  furnished  by  each  Director.   "Beneficial
     Ownership" is defined under Section 13(d) of the 1934 Act.
***  Less than 1%.
**** 7,169 Shares of PFD and 8,603 Shares of PFO are held by Flaherty & Crumrine of which the reporting person is a shareholder and director.


     Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting, and $100 for each telephone meeting. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of each Fund held seven meetings (three of which were held by telephone conference call) during the fiscal year ended November 30, 1999, and all of the Directors of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 1999 amounted to $78,398 and $78,398 for PFD and PFO, respectively (including reimbursement for travel and out-of-pocket expenses for both "interested" and non-interested Directors).

     Each Board of Directors has an Audit Committee consisting of Messrs. Brody, Gale, Gust and Wulf. The Audit Committee reviews the scope and results of each Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Each Audit Committee met twice during the fiscal year ended November 30, 1999.

     Each Board of Directors has a Nominating Committee consisting of Messrs. Brody, Gale, Gust and Wulf, which is responsible for considering candidates for election to the Board of Directors of each Fund in the event a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. There were no meetings of each Fund's Nominating Committee during the fiscal year ended November 30, 1999.

     The names of the officers of each Fund (other than Messrs. Flaherty and Crumrine who are described above) are listed in the table below. Each officer was first elected to office at the organization of each Fund. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of a Fund.


                                                                 Principal Occupations
                              Positions Held                     and Other Affiliations
Name and Age                  With each Fund                     During The Past Five Years

Robert M. Ettinger            Vice President and Assistant       President, since December 1996, and previously
Age: 41                       Treasurer of the Funds.            held other officerships with Flaherty & Crumrine.

Peter C. Stimes               Vice President, Treasurer and      Vice President, Flaherty & Crumrine.
Age:  44                      Assistant Secretary
                              of the Funds.


     The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 1999. No executive officer or person affiliated with the Fund received compensation from the Fund during the fiscal year ended November 30, 1999 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

                               COMPENSATION TABLE

Name of                            Aggregate                Total Compensation
Person                             Compensation             From the Funds and
and                                from each                Fund Complex Paid
Position                           Fund                     to Directors*

Robert T. Flaherty                      $0                       $0 (2)
Director, Chairman of the Board,
President and Chief Executive
Officer

Donald F. Crumrine                      $0                       $0 (2)
Director, Chief Financial Officer,
Chief Accounting Officer, Vice
President and Secretary

Martin Brody                       $12,300 PFD                   $24,600 (2)
Director                           $12,300 PFO

David Gale                         $12,300 PFD                   $24,600 (2)
Director                           $12,300 PFO

Morgan Gust                        $12,300 PFD                   $24,600 (2)
Director                           $12,300 PFO

Robert F. Wulf                     $12,300 PFD                   $24,600 (2)
Director                           $12,300 PFO

* Represents the total compensation paid to such persons by the Funds for the fiscal year ended November 30, 1999, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex.

Required Vote

     Election of Mr. Crumrine as a Director of Preferred Income Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of MMP of such fund at the Meeting in person or by proxy. Election of Mr. Wulf as a Director of Preferred Income Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such fund at the Meeting in person or by proxy. Election of Messrs. Brody and Gale as Directors of Preferred Income Opportunity Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such fund at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

                    PROPOSAL 2: RATIFICATION OF THE SELECTION
                           OF INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP ("PWC"), One Post Office Square, Boston, Massachusetts 02109, has served as independent accountants for each Fund since the Fund's commencement of operations, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 2000 by the Directors of the Fund, including those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Flaherty & Crumrine. PWC has informed the Funds that it has no direct or indirect financial interest in the Funds. A representative of PWC will not be present at the Meetings but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Required Vote

     Ratification of the selection of PWC as independent accountants for a Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock and MMP, voting as a single class, cast at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

SUBMISSION OF SHAREHOLDER PROPOSALS

     All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2001 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than October 13, 2000.

                             ADDITIONAL INFORMATION

Investment Adviser and Administrator

     Flaherty & Crumrine serves as the Investment Adviser to the Funds and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) acts as the administrator to the Funds and is located at 101 Federal Street, 6th Floor, Boston, Massachusetts 02110.

Compliance with the Securities Exchange Act of 1934

     Section 16(a) of the 1934 Act requires the Funds' directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the New York Stock Exchange, Inc. and the Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 1999, all such filing requirements applicable to such persons were met, except that a Form 4 report required to be filed by Robert M. Ettinger, an officer of the Fund, was filed late for each of the Funds.

Broker Non-Votes and Abstentions

     A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Funds do not intend to present any other business at the Meetings, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                       PREFERRED INCOME FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of Money Market Cumulative Preferred Stock ("MMP") of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Mary Moran Zeven, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 21, 2000, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]  Please mark votes as in this example.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.   ELECTION OF DIRECTOR

FOR            ____

WITHELD        ____

Nominee:  Donald F. Crumrine

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

FOR            ____

AGAINST        ____

ABSTAIN        ____

The Board of Directors recommends that the shareholders vote "FOR" the election of the nominee and "FOR" ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:     _____________________

Date:          _____________________

Signature:     _____________________

Date:          _____________________

                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of Money Market Cumulative Preferred Stock ("MMP") of Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Mary Moran Zeven, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 21, 2000, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]  Please mark votes as in this example.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.   ELECTION OF DIRECTOR

FOR            ____

WITHELD        ____

Nominee:  Not Applicable

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

FOR            ____

AGAINST        ____

ABSTAIN        ____

The Board of Directors recommends that the shareholders vote "FOR" ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:     _____________________

Date:          _____________________

Signature:     _____________________

Date:          _____________________

                       PREFERRED INCOME FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of Common Stock of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Mary Moran Zeven, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 21, 2000, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]  Please mark votes as in this example.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.   ELECTION OF DIRECTOR

FOR            ____

WITHELD        ____

Nominee:  Robert Wulf

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

FOR            ____

AGAINST        ____

ABSTAIN        ____

The Board of Directors recommends that the shareholders vote "FOR" the election of the nominee and "FOR" ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT          ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:     _____________________

Date:          _____________________

Signature:     _____________________

Date:          _____________________

                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of Common Stock of Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Mary Moran Zeven, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 21, 2000, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X]  Please mark votes as in this example.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.   ELECTION OF DIRECTORS

FOR            ____

WITHHELD       ____

Nominees:  Martin Brody
           David Gale
______

For both nominees except as noted above

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund.

FOR            ____

AGAINST        ____

ABSTAIN        ____

The Board of Directors  recommends that the shareholders vote "FOR" the election
of   all   nominees    and   "FOR"    ratification    of   the    selection   of
PricewaterhouseCoopers LLP as independent accountants for the Fund.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:     _____________________

Date:          _____________________

Signature:     _____________________

Date:          _____________________